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                                                                      EX-10.3(B)
                                                  Amend No. 1 to Servicing Agmt.

                                                                  EXECUTION COPY

                                 AMENDMENT NO. 1
              TO MASTER SELLER'S WARRANTIES AND SERVICING AGREEMENT

                          (NATIONAL CITY MORTGAGE CO.)

      This Amendment No. 1 (this "Amendment") dated as of July 1, 2004, by and among BANC OF AMERICA MORTGAGE CAPITAL CORPORATION, a North Carolina corporation (the "Initial Owner"), NATIONAL CITY MORTGAGE CO., an Ohio corporation (the "Company"), and BANK OF AMERICA, N.A., a national banking association (the "Assignee"), amends the Master Seller's Warranties and Servicing Agreement (the "Agreement"), dated September 1, 2003, by and between the Initial Owner and the Company.

                               W I T N E S S E T H

      WHEREAS, pursuant to an Assignment, Assumption and Recognition Agreement executed by the parties on September 15, 2003, the Initial Owner has previously assigned its interest in the Agreement as such relate to a certain pool of Mortgage Loans to the Assignee; and

      WHEREAS, the Company, the Initial Owner and the Assignee have agreed, subject to the terms and conditions of this Amendment, that the Agreement be amended to reflect certain agreed upon revisions to the terms thereof.

      NOW, THEREFORE, in consideration of the mutual premises and mutual obligations set forth herein and other good and valuable consideration:

1. The Company, the Initial Owner and the Assignee hereby agree that the definition of "Pass-Through Transfer" in Article I of the Agreement is amended by deleting such definition in its entirety and replacing it with the following:

            "Either (i) the sale or transfer of some or all of the Mortgage Loans by the Purchaser to a trust to be formed as part of a publicly issued or privately placed mortgage-backed securities transaction or
            (ii) a synthetic securitization in which some or all of the Mortgage Loans are included as part of the reference portfolio relating to such securitization."

2.    The Company, the Initial Owner and the Assignee hereby agree that Section
      8.01 of the Agreement is amended by inserting the following as the new second paragraph therein:

                  "Upon request from the Purchaser, the Company shall deliver no later than thirty (30) days after such request any Mortgage File or document therein, or copies thereof, to the Purchaser at the direction of the Purchaser. The Purchaser shall return any originals of documents delivered pursuant to this Section no later than ten
            (10) days after receipt thereof. In the event that the Company fails to make delivery of the requested Mortgage File or document


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            therein, or copies thereof, as required under this Section, the
            Company shall repurchase, pursuant to Section 3.03 of this Agreement, the related Mortgage Loan within sixty (60) days of receipt of a request to do so by the Purchaser."

      Upon execution of this Amendment, the Agreement as it relates to Mortgage Loans sold to the Initial Owner by the Company prior to the date hereof and owned by the Assignee as of the date hereof and as it relates to Mortgage Loans sold pursuant to Assignment and Conveyances executed on or after the date hereof will be read to contain the above amendments. Any future reference to the Agreement will mean the Agreement as so modified. The parties hereto acknowledge that the Agreement has not been modified or amended, except as otherwise expressly described or provided for herein.

      This Amendment shall be construed in accordance with the laws of the State of New York, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

      This Amendment may be executed in one or more counterparts and by different parties hereto on separate counterparts, each of which, when so executed, shall constitute one and the same agreement.

      With respect to the Agreement, this Amendment shall inure to the benefit of and be binding upon the Initial Owner, the Assignee and the Company under the Agreement, and their respective successors and permitted assigns.

      Any capitalized term, not otherwise herein defined, shall have the meaning set forth in the Agreement.


                   [SIGNATURES COMMENCE ON THE FOLLOWING PAGE]


                                        2

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      IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.


                                        BANC OF AMERICA MORTGAGE CAPITAL
                                        CORPORATION, as Initial Owner

                                        By: /s/ Bruce W. Good
                                            -----------------------------------

                                        Name: Bruce W. Good
                                              ---------------------------------

                                        Title: Vice President
                                              ---------------------------------


                                        BANK OF AMERICA, N.A., as Assignee

                                        By: /s/ Bruce W. Good
                                            -----------------------------------

                                        Name: Bruce W. Good
                                              ---------------------------------

                                        Title: Vice President
                                              ---------------------------------


                                        NATIONAL CITY MORTGAGE CO., as Company

                                        By: /s/ Theodore W. Tozer
                                            -----------------------------------

                                        Name: Theodore W. Tozer
                                             ----------------------------------

                                        Title: Senior Vice President
                                               --------------------------------

      [Signature Page to Amendment No. 1 to Master Seller's Warranties and
                              Servicing Agreement]